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Name : JOHN MCCLANE

Employee ID : 456

Address : ADDRESS1 ADDRESS2 ADDRESS3 CITY CA 45645 USA

Date : 6/30/2007 6:48:07 PM PST

Your Foundry Networks Stock Option Tender Offer election has been recorded as follows:

Original Grant Date	Option Number	Original Grant Price	Number of Option Shares Eligible for Tender Offer Amendment	Measurement Date	FMV of Foundry Stock on Measurement Date	Amend Eligible Option?
Dec 10, 2003	4	$3.45	600	Dec 12, 2003	$4.15	○ Yes ◉ No
Dec 10, 2004	5	$3.45	550	Dec 12, 2004	$4.15	○ Yes ◉ No
Dec 10, 2005	6	$3.45	50	Dec 12, 2005	$4.15	○ Yes ◉ No

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed "Election Confirmation Statement" within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to stock@foundrynet.com.

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PrintConfirmation - Windows Internet Explorer

http://localhost/Foundry/WebSite/Screens/PrintConfirmation.aspx?Type=

Election Info | Make An Election

Print Confirmation

Name : JOHN MCCLANE

Employee ID : 456

Address : ADDRESS1 ADDRESS2 ADDRESS3 CITY CA 45645 USA

Date : 6/30/2007 6:48:07 PM PST

Your Foundry Networks Stock Option Tender Offer election has been recorded as follows:

Original Grant Date	Option Number	Original Grant Price	Number of Option Shares Eligible for Tender Offer Amendment	Measurement Date	FMV of Foundry Stock on Measurement Date	Amend Eligible Option?
Dec 10, 2003	4	$3.45	600	Dec 12, 2003	$4.15	○ Yes ◉ No
Dec 10, 2004	5	$3.45	550	Dec 12, 2004	$4.15	○ Yes ◉ No
Dec 10, 2005	6	$3.45	50	Dec 12, 2005	$4.15	○ Yes ◉ No

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed "Election Confirmation Statement" within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to stock@foundrynet.com.

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